                                                                    EXHIBIT 10.1
Business
W.B.A. 448BCA (4/14/97) F11238                                 Boxes not checked
Wisconsin Bankers Association 1997                              are inapplicable

                                   Note No.

                           BUSINESS CREDIT AGREEMENT
                               (Business Loans)

     The undersigned ("Customer", whether one or more) agrees with the undersigned lender ("Lender") as follows:

     1. LOANS. Customer requests that Lender lend to Customer from time to time such amounts as Customer may request in accordance with this Agreement
(the "Loans"), and, subject to the terms of this Agreement, Lender agrees to lend such amounts up to (a) [X] the aggregate principal amount of $300,000.00 at any time outstanding, within which amount Customer may borrow, repay and reborrow under this Agreement (b) [_] the aggregate principal amount of $ n/a (the "Credit Limit"), Lender is not obligated to but may make Loans in excess of the Credit Limit, and in any event Customer is liable for and agrees to pay all Loans and other charges made to or imposed on Customer under this Agreement.

     2. LOAN PROCEDURES. Customer may obtain Loans under this Agreement only as provided below;

          (a) [_] Customer shall give Lender at least n/a business days' prior notice of any Loan requested under this Agreement, specifying the date and amount of the Loan, Lender will make the Loan available to Customer [_] by crediting the amount of the Loan to Customer's deposit account no. n/a [_] by n/a.

          (b) [_] Whenever the ledger balances in Customer's deposit account no. n/a is less than $ n/a on any business day ("Trigger Amount"), for whatever reason, Customer requests Lender to automatically advance funds in increments of $ n/a to Customer's deposit account in an amount sufficient to increase the balance to the Trigger amount, or such lesser amount as may be available to Customer under this Agreement.

          (c) [X] by Cashier's check or deposit to Demand Deposit Account to be determined

     3. FEES. Customer agrees to pay the following nonrefundable fees as a condition of access to credit under this Agreement:

          (a)  [_]  Commitment fee in the amount of $ n/a payable n/a.

          (b) [_] Commitment fee in an amount equal to n/a % per year of the average daily unused portion of the Credit Limit from the date of this Agreement until the Termination Date specified in section 6 payable [_] at the times interest is payable under section 5 [_] on the n/a day of each n/a [_] n/a.

          (c)  [_]  Annual fee of n/a payable n/a

          (d)  [_]  n/a

Customer agrees to repay any fees and charges described above as Loans under this Agreement if such fees and charges are not required by Lender to be paid in cash by Customer at the time the fee or charge is incurred under this Agreement. Furthermore, charges for credit insurance if separately requested by Customer may be charged by Lender as Loans to Customer under this Agreement.

     4. INTEREST RATE AND OTHER CHARGES. Customer agrees to pay interest to Lender on the unpaid principal balance outstanding from time to time under this agreement [Check (a) or (b); only one shall apply.];

          (a)  [_]  At the rate of n/a% per year.

          (b) [X] At the annual rate which is equal to the following Index Rate [X] plus [_] minus 0.500 percentage points. The Index Rate is Milwaukee Western Bank Reference Rate. The Index Rate may or may not be the lowest rate charged by Lender. Any change in the interest rate resulting from a change in the Index Rate shall become effective without notice to Customer as of the change in the Index Rate. A change in the interest rate will apply both to the outstanding principal balance and to new Loans. If the Index Rate ceases to be made available to Lender during the term of this Agreement Lender may substitute a comparable Index.

Interest under (a) or (b) is computed on the basis of the actual number of days the principal balance, is unpaid based upon a year of [X] 360 days [_] 365 days, if any payment (other than the final payment) is not made on or before the 15th day after its due date, Lender may collect a delinquency change of [X] 5.00% of the unpaid amount [_] $ n/a. Unpaid principal and interest bear interest after maturity (whether by acceleration or lapse of time) until paid at the rate [X] which would otherwise be applicable plus 4,000 percentage points [_] of n/a% per year, computed on the same basis, Customer agrees to pay a charge of $15.00 for each check presented for payment under this Agreement which is returned unsatisfied.

     5. PAYMENT SCHEDULE. Customer agrees to pay to lender unpaid principal balance and accrued interest as follows: [Check (a), (b), (c) or (d); only one shall apply.]

     (a) [_] in one payment on [_] demand [_] the termination Date.
     (b) [X] in payments of accrued interest, beginning March 30, 1998, and on the same day(s) of each successive month thereafter, plus a final payment of unpaid principal and accrued interest due on the Termination Date specified in section 6.
     (c) [_] in payments each equal to n/a% of the unpaid principal balance, plus accrued interest, beginning n/a and on the same day(s) of each
         n/a month thereafter, plus a final payment of unpaid principal and accrued interest due on the Termination Date specified in section
         6.
     (d) [_]         n/a
            --------------------------------------------------------------------
                     n/a
            --------------------------------------------------------------------
                     n/a
            --------------------------------------------------------------------

In addition, Customer shall immediately pay any amount by which the Loans exceed the Credit Limit, any prior unpaid payments and any unpaid fees and charges. Lender is authorized to automatically charge payments due under this Agreement to any account of Customer with Lender. If payments are not automatically charged to Customers account, payments must be made to Lender at its address shown below and are not credited until received in Lender's office. Lender is authorized to make book entries evidencing Loans and payments under this Agreement and the aggregate unpaid amount of all Loans as evidenced by those entries is presumptive evidence that those amounts are outstanding and unpaid to Lender.

     6. TERMINATION. Unless sooner terminated under section 11, Customer's right to obtain Loans and Lender's obligations to extend credit under this Agreement terminate on the date payment is due under section 5(a), if applicable, or on December 31, 1998 whichever is earlier (the "Termination Date"). [_] if checked here, the Termination Date shall be automatically extended from year to year for one year periods after this date unless Lender gives Customer notice to the contrary at least 30 days prior to the Termination Date, as extended from year to year. Customer may terminate Customer's right to obtain Loans under this Agreement at any time and for any reason by written notice to the lender. Such notice of termination signed by a Customer shall be binding on each Customer who signs this Agreement. Termination, for whatever reason, does not affect Lender's rights power and privileges, nor Customer duties and liabilities, with regard to the then existing balance under this Agreement. Lender may refuse to grant any Loan request received by Lender on or after the Termination Date.

     7. PERSONS BOUND AND OTHER PROVISIONS. This Agreement shall be binding upon and inure to the benefit of Lender and Customer and their respective heirs, personal representatives, successors and assigns, except that Customer may not assign or transfer any of Customer's rights under this Agreement without the prior written consent of Lender. This Agreement includes the Additional Provisions on the reverse side, Dated as of March 6, 1998.

MILWAUKEE WESTERN BANK                                       WELLINGTON PROPERTIES TRUST
--------------------------------------(SEAL)                 -----------------------------------------(SEAL)
          (Name of Lender)
                                                             _______________________________________________
6001 W. CAPITOL DRIVE
MILWAUKEE WT 53216                                       By  /s/ Arnold B. Leas
--------------------------------------------                 -----------------------------------------------
                 (Address)                                   Arnold K. Leas President
                                                             -----------------------------------------(SEAL)

By__________________________________________             By  /s/ Robert F. Rice
  Mark P. Schaus                                             -----------------------------------------(SEAL)
( Vice President                           )                 Robert F. Rice, Secretary
--------------------------------------------                 -----------------------------------------------
                 (Title)
By__________________________________________                 _________________________________________(SEAL)

(__________________________________________)                 _______________________________________________
                 (Title)
                                                             _________________________________________(SEAL)

                                                             _______________________________________________
                                                             18650 W. Corporate Drive
                                                             Brookfield, WI 53008
                                                             -----------------------------------------------
                                                                             (Address)

                             ADDITIONAL PROVISIONS

     8. SECURITY INTEREST. This Agreement is secured by all existing and future security agreements, assignments and mortgages from any Customer to Lender, from any guarantor of this Agreement to Lender, and from any other person providing collateral security for Customer's obligation to Lender (all called "Security Documents"), and payment of the loans may be accelerated according to any of them. Unless a lien would be prohibited by law or would render a nontaxable account taxable, Customer also grants to lender a security interest and lien in any deposit account Customer may at any time have with Lender. Lender may at any time after the occurrence of an event of default set-off any amount unpaid under this Agreement against any deposit balances or other money now or hereafter owed to Customer by Lender.

     9. VENUE. To the extent not prohibit by law, venue for any legal proceeding relating to enforcement of this Agreement shall be, at lender's option, the county in which Lender has its principal office in this state, the county in which customer resides, or the county in which this Agreement was executed by Customer.

     10. FINANCIAL STATEMENT. Customer shall furnish to lender financial statements at least annually and such other financial information respecting Customer at such times and in such form as lender may request from time to time.

     11. DEFAULT AND ACCELERATION. Upon the occurrence of any one or more of the following events of default: (a) Customer fails to pay any amount when due under this Agreement or under any other instrument evidencing any indebtedness of Customer, (b) any information provided by Customer in connection with this Agreement is or was false or fraudulent in any material respect, (c) a material adverse change occurs in Customer's financial condition, (d) Customer fails to timely observe or perform any of the duties contained in this Agreement, (e) any guaranty of Customers's obligations under this Agreement is revoked or becomes unenforceable for any reason or any such guarantor dies or ceases to exist, or
(f) an event of default occurs under any Security Document; then, at lender's Option, and upon written or verbal notice to Customer, Lender's obligation to make Loans under this Agreement shall terminate and the total unpaid balance shall become immediately due and payable without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Customer. Lender's obligation to make Loans under this Agreement shall automatically terminate and the total unpaid balance shall automatically become due and payable in the event Customer becomes the subject of bankruptcy or other insolvency proceedings. Lender may waive any default without waiving any other subsequent or prior default. Customer agrees to pay all costs of collection before and after judgment, including reasonable attorneys' fees (including those incurred in successful defense of settlement of any counterclaim brought by Customer or incident to any action or proceeding involving Customer brought pursuant to the United States Bankruptcy Code). Customer agrees to indemnity and hold harmless Lender, its officers, directors, employees and agents, from and against any and all claims, damages, judgments, penalties and expenses, including reasonable attorneys' fees, arising directly or indirectly from credit extended under this Agreement or the activities of Customer. This indemnity shall survive termination of this Agreement, the repayment of all Loans and the discharge and release or any collateral for the Loans.

     12. AMENDMENT. No Amendment, modification, termination or waiver of any provision of the Agreement shall in any event be affective unless it is in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purposes for which given.

     13. ENTIRE AGREEMENT; USE OF PROCEEDS. This Agreement and the Security Documents are intended by Customer and Lender as a final expression of their agreement and as a complete and exclusive statement of its terms, there being no conditions to the full effectiveness of this Agreement except as set forth in this Agreement and the Security Documents. Customer represents and warrants to Lender that no part of any Loan will be used for personal, family, household or agricultural purposes.

     14. NO WAIVER; REMEDIES. No failure on the part of Lender to exercise, and no delay in exercising, any right, power or remedy under this Agreement shall operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise of the right or the exercise of any other right. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.

     15. MORE THAN ONE CUSTOMER. If more than one person signs this Agreement as Customer, Lender may at its option and without notice refuse any Loan request of any Customer. Any Customer may request Loans under this Agreement. Each Customer is jointly and severally liable for all Loans and other obligations under this Agreement.

     16. NOTICE. Except as otherwise provided in this Agreement, all notices required or provided for under this Agreement shall be in writing and mailed, sent or delivered, if to Customer, at any Customer's last known address as shown on the records of Lender, and if to Lender, at its address shown on the reverse side, or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices shall be deemed duly given when delivered by hand or courier, or three business days after being deposited in the mail (including any private mail service), postage prepaid, provided that notice to Lender pursuant to section 6 shall be effective until received by Lender and Lender has a reasonable opportunity to set on the notice.

     17. ADDRESS. Customer's address is shown on the reverse side. Customer shall immediately notify Lender in writing of any change of address.

     18. INTERPRETATION. The validity, construction and enforcement of this Agreement are governed by the internal laws of Wisconsin. Invalidity or unenforceability or any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement.

     19.  OTHER PROVISIONS.  (If none stated, there are no other provisions.)